PIMCO Equity Series

Supplement Dated February 16, 2024 to the

REALPATH® Blend Funds Prospectus dated October 30, 2023,

as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend 2065 Fund (each, a “Fund” and together, the “Funds”)

IMPORTANT NOTICE REGARDING CHANGES IN THE FUNDS’

REALPATH® BLEND GLIDE PATH

Effective February 28, 2024, the chart illustrating each Fund’s REALPATH® Blend Glide Path in the “Principal Investment Strategies” section of each Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

Investors Should Retain This Supplement for Future Reference

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PIMCO Equity Series

Supplement Dated February 16, 2024 to the

REALPATH® Blend Funds Prospectus dated October 30, 2023,

as supplemented from time to time (the “Prospectus”)

and to the Statement of Additional Information, dated October 30, 2023,

as supplemented from time to time (the “SAI”)

Disclosure Related to the Administrative Class Shares of PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend 2065 Fund (each, a “Fund” and together, the “Funds”)

The Board of Trustees of PIMCO Equity Series (the “Trust”) has approved a Plan of Liquidation for Administrative Class shares of the Funds pursuant to which Administrative Class shares of each Fund will be liquidated (each, a “Liquidation” and together, the “Liquidation”) on or about June 21, 2024 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective May 17, 2024, the Funds will no longer sell Administrative Class shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into Administrative Class shares of a Fund from other funds of the Trust or funds of PIMCO Funds.

Mechanics. In connection with the Liquidations, any Administrative Class share of the Funds outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the applicable Fund has paid or provided for all of its charges, taxes, expenses and liabilities attributable to its Administrative Class shares. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Administrative Class shareholders of record of the Funds at the time of the Liquidations. Pacific Investment Management Company LLC (“PIMCO”) will bear all operational expenses in connection with the Liquidations pursuant to the Second Amended and Restated Supervision and Administration Agreement between the Trust and PIMCO.

Other Alternatives. At any time prior to the Liquidation Date, Administrative Class shareholders of the Funds may redeem their Administrative Class shares of the applicable Fund and receive the net asset value of those shares, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges – Redeeming Shares – Institutional Class and Administrative Class” in the Prospectus. At any time prior to the Liquidation Date, shareholders may also exchange their Administrative Class shares for Administrative Class shares of any other fund of the Trust, Administrative Class shares of any fund of PIMCO Funds, or for another share class of the same Fund, if eligible, without the payment of any applicable front-end sales charge. These exchange privileges are described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges – Exchanging Shares” in the Prospectus and “Distribution of Trust Shares – Purchases, Exchanges and Redemptions” in the SAI.

U.S. Federal Income Tax Matters. For taxable Administrative Class shareholders, the automatic redemption of Administrative Class shares of the Funds on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. An Administrative Class shareholder may voluntarily redeem their Administrative Class shares prior to the Liquidation Date, which may result in a gain or loss for federal income tax purposes. An exchange of Administrative Class shares of the Funds for Administrative Class shares of any other fund of the Trust or Administrative Class shares of any fund of PIMCO Funds may result in a gain or loss for federal income tax purposes. Exchange by an Administrative Class shareholder of their Administrative Class shares for another share class of the same Fund generally would not be taxable. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidations, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

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